UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2023

WW INTERNATIONAL, INC
.
(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6 th Floor , New York, New York	10010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
589-2700
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events
As previously disclosed in its Annual Report on Form
10-K
for fiscal 2022, effective as of the first day of fiscal 2023 (i.e., January 1, 2023), WW International, Inc. (the “Company”) realigned its organizational structure and resources to more closely align with its strategic priorities and centralized the global management of certain functions and systems. As a result of the change in its organizational structure, the Company now has two reportable segments, consisting of North America and International, for the purpose of making operational and resource decisions and assessing financial performance. Previously, the Company had four reportable segments.
The Company is filing this Current Report on Form
8-K
to retrospectively recast its historical segment reporting financial information to reflect this change in reportable segments. The re-presented
financial information is consistent with the segment presentation set forth in the Company’s interim financial statements in its Quarterly Report on Form
10-Q
for the quarter ended April 1, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2023.
Exhibit 99.1 to this Current Report on Form
8-K
provides recast segment discussions within the following items of the Company’s Annual Report on Form
10-K
for the year ended December 31, 2022 (the “2022 Form
10-K”),
as filed with the SEC on March 6, 2023:

•	Part I, “Item 1. Business” – solely to reflect changes under the caption “Business Organization”

•	Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” – solely to reflect changes in “Overview,” “Material Trends,” and “Segment Results”

•
Part II, “Item 8. Financial Statements and Supplementary Data” and Part IV, “Items 15(a) (1) & (2) Exhibits and Financial Statement Schedules”– solely to reflect changes in the “Notes to Consolidated Financial Statements,” specifically “Note 5 – Revenue,” “Note 7 – Franchise Rights Acquired, Goodwill and Other Intangible Assets,” and “Note 17 – Segment and Geographic Data”

This Current Report on Form
8-K
does not reclassify or restate the Company’s previously reported consolidated financial statements for any period, and all other information in the 2022 Form
10-K
remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2022 Form
10-K
with the SEC. The information in this Current Report on Form
8-K,
including Exhibit 99.1, should be read in conjunction with the 2022 Form
10-K.
This Current Report on Form
8-K
and any exhibits hereto include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, roadmap and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form
8-K
and any exhibits hereto to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the impact of the
COVID-19
pandemic on the Company’s business and on the consumer environment and markets in which the Company operates; competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; the ability to successfully implement strategic initiatives; the Company’s ability to transform its Workshops + Digital business strategy to meet the evolving needs of its members; the effectiveness and efficiency of the Company’s advertising and marketing programs, including the strength of the Company’s social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners, including as a result of its acquisition of Weekend Health, Inc., which is doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the early termination by the Company of leases; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, the potential impact of political and social unrest and instability in the banking system as a result of several recent bank failures; the Company’s ability to successfully make acquisitions or enter into joint ventures or collaborations, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; the seasonal nature of the Company’s principal business; the impact of events that discourage or impede people from gathering with others or impede accessing resources; the Company’s failure to maintain effective internal control over financial reporting; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of the war in Ukraine; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; risks related to the Company’s Acquisition, including risks that the Acquisition may not achieve its intended results; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form
8-K
and any exhibits hereto or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1
WW International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on March 6, 2023, re-presented solely to reflect the changes in segment reporting in the following items: Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Items 15(a)(1) and (a)(2). Exhibits and Financial Statement Schedules.

Exhibit 101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Exhibit 101.SCH	Inline XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

Exhibit 101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: August 2, 2023	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Chief Financial Officer